Exhibit 10.1

TENTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of September 29, 2016, by and among WELLS FARGO BANK, NATIONAL ASSOCIATION, as agent (“Agent”) for the Lenders (as defined in the Credit Agreement referred to below), the Lenders party hereto, and NUVERRA ENVIRONMENTAL SOLUTIONS, INC., a Delaware corporation (“Borrower”).

WHEREAS, Borrower, Agent, and Lenders are parties to that certain Amended and Restated Credit Agreement dated as of February 3, 2014 (as amended, restated, modified or supplemented from time to time, the Credit Agreement”);

WHEREAS, Agent, Lenders and Borrower have agreed to amend the Credit Agreement in certain respects.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

2. Amendments to Credit Agreement. In reliance upon the representations and warranties of Borrower set forth in Section 6 below, and subject to the satisfaction of the conditions to effectiveness set forth in Section 5 below, the Credit Agreement is hereby amended as follows:

(a) Section 6.14 of the Credit Agreement is hereby amended to replace the reference to “September 30, 2016” with “October 14, 2016” in lieu thereof.

(b) Schedule 1.1 of the Credit Agreement is hereby amended to amend and restate the following definitions in their entirety to read as follows:

“Applicable Margin” means, as of any date of determination and with respect to Base Rate Loans or LIBOR Rate Loans, as applicable, the applicable margin set forth in the following table that corresponds to the Average Excess Availability (without giving effect to any Interest Payment Reserves, Appraisal Reserves or Permitted Disposition Reserves) of Borrower for the most recently completed month:

Level	Average Excess Availability	Applicable Margin Relative to Base Rate Loans (the “Base Rate Margin”)	Applicable Margin Relative to LIBOR Rate Loans (the “LIBOR Rate Margin”)

I	> $40,000,000	4.00 percentage points	5.00 percentage points

II	< $40,000,000 and > $20,000,000	4.25 percentage points	5.25 percentage points

III	< $20,000,000	4.50 percentage points	5.50 percentage points

The Applicable Margin shall be re-determined as of the first day of each calendar month of Borrower.

“Applicable Unused Line Fee Percentage” means 1.00 percentage points.

3. Waiver; Effectiveness of the Amendment; Continuing Effect. Except as expressly set forth in Section 2, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby. This Amendment is a Loan Document.

4. Reaffirmation and Confirmation. Borrower hereby ratifies, affirms, acknowledges and agrees that the Credit Agreement and the other Loan Documents to which it is a party represent the valid, enforceable and collectible obligations of Borrower, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other Loan Document. Borrower hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by Borrower in all respects.

5. Conditions to Effectiveness of Effective Date Amendments. The Amendments set forth in Section 2 shall become effective upon the satisfaction of each of the following conditions precedent, in each case satisfactory to Agent in all respects (the “Effective Date”):

(a) Agent shall have received a copy of this Amendment executed and delivered by Agent, the Lenders party hereto, and the Loan Parties; and

(b) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the date hereof or as of the Effective Date.

6. Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Agent and Lenders that:

(a) after giving effect to this Amendment, all representations and warranties contained in the Loan Documents to which Borrower is a party are true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Amendment, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of such earlier date);

(b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing; and

(c) this Amendment and the Loan Documents, as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally.

7. Reserved.

8. Miscellaneous.

(a) Expenses. Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of Agent (including reasonable attorneys’ fees) incurred in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and the Credit Agreement as amended hereby.

(b) Choice of Law and Venue; Jury Trial Waiver; Reference Provision. Without limiting the applicability of any other provision of the Credit Agreement or any other Loan Document, the terms and provisions set forth in Section 12 of the Credit Agreement are expressly incorporated herein by reference.

(c) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally effective as delivery of an original executed counterpart of this Agreement.

(d) Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.

9. Release.

(a) In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of Borrower and each Guarantor that executes a Consent and Reaffirmation to this Amendment, on behalf of itself and its successors, assigns, and other legal representatives (Borrower, each Guarantor and all such other Persons being hereinafter referred to collectively as the “Releasors” and individually as a “Releasor”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent, Issuing Bank and Lenders, and their successors and assigns, and their present and former shareholders, Affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Issuing Bank, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any Releasor may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, in any way related to or in connection with the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

(b) Each of Borrower and each Guarantor that executes a Consent and Reaffirmation to this Amendment understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) Each of Borrower and each Guarantor that executes a Consent and Reaffirmation to this Amendment agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC., as Borrower

By:	/s/ Mark Johnsrud
Name: Mark Johnsrud Title: CEO

Signature Page to Tenth Amendment to Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and as a Lender

By:	/s/ Zachary S. Buchanan
Name: Zachary S. Buchanan Title: Authorized Signatory

Signature Page to Tenth Amendment to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Lauren Trussell
Name: Lauren Trussell Title: Vice President

Signature Page to Tenth Amendment to Amended and Restated Credit Agreement

CITIZENS BANK OF PENNSYLVANIA, as a Lender

By:	/s/ John R. Kendrich
Name: John F. Kendrich Title: Officer

Signature Page to Tenth Amendment to Amended and Restated Credit Agreement

CAPITAL ONE BUSINESS CREDIT CORP., as a Lender

By:	/s/ Edward Behnen
Name: Edward Behnen Title: Director

Signature Page to Tenth Amendment to Amended and Restated Credit Agreement

ASCRIBE II INVESTMENTS, LLC, as a Lender

By:	/s/ Lawrence A. First
Name: Lawrence A. First Title: Managing Director

ASCRIBE III INVESTMENTS, LLC, as a Lender

By:	/s/ Lawrence A. First
Name: Lawrence A. First Title: Managing Director

Signature Page to Tenth Amendment to Amended and Restated Credit Agreement

CONSENT AND REAFFIRMATION

Each of the undersigned (each a “Guarantor”) hereby (i) acknowledges receipt of a copy of the foregoing Tenth Amendment to Amended and Restated Credit Agreement (terms defined therein and used, but not otherwise defined, herein shall have the meanings assigned to them therein); (ii) consents to Borrower’s execution and delivery thereof; (iii) agrees to be bound thereby, including Section 9 of the foregoing Tenth Amendment to Amended and Restated Credit Agreement; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever any Loan Documents to which the undersigned is a party and reaffirms that each such Loan Document is and shall continue to remain in full force and effect. Although each Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, each Guarantor understands that Agent and Lenders have no obligation to inform such Guarantor of such matters in the future or to seek such Guarantor’s acknowledgment or agreement to future consents, amendments or waivers, and nothing herein shall create such a duty.

HECKMANN WATER RESOURCES CORPORATION

By:	/s/ Mark Johnsrud
Name: Mark Johnsrud
Title: CEO

HECKMANN WATER RESOURCES (CVR), INC.

By:	/s/ Mark Johnsrud
Name: Mark Johnsrud
Title: CEO

1960 WELL SERVICES, LLC

By:	/s/ Mark Johnsrud
Name: Mark Johnsrud Title: CEO

HEK WATER SOLUTIONS, LLC

By:	/s/ Mark Johnsrud
Name: Mark Johnsrud
Title: CEO

APPALACHIAN WATER SERVICES, LLC

By:	/s/ Mark Johnsrud
Name: Mark Johnsrud
Title: CEO

BADLANDS POWER FUELS, LLC, a Delaware limited liability company

By:	/s/ Mark Johnsrud
Name: Mark Johnsrud
Title: CEO

BADLANDS POWER FUELS, LLC, a North Dakota limited liability company

By:	/s/ Mark Johnsrud
Name: Mark Johnsrud
Title: CEO

LANDTECH ENTERPRISES, L.L.C.

By:	/s/ Mark Johnsrud
Name: Mark Johnsrud
Title: CEO

Signature Page to Tenth Amendment to Amended and Restated Credit Agreement

BADLANDS LEASING, LLC

By:	/s/ Mark Johnsrud
Name: Mark Johnsrud Title: CEO

IDEAL OILFIELD DISPOSAL, LLC

By:	/s/ Mark Johnsrud
Name: Mark Johnsrud Title: CEO

NUVERRA TOTAL SOLUTIONS, LLC

By:	/s/ Mark Johnsrud
Name: Mark Johnsrud Title: CEO

NES WATER SOLUTIONS, LLC

By:	/s/ Mark Johnsrud
Name: Mark Johnsrud Title: CEO

HECKMANN WOODS CROSS, LLC

By:	/s/ Mark Johnsrud
Name: Mark Johnsrud
Title: CEO

Signature Page to Tenth Amendment to Amended and Restated Credit Agreement